UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 1, 2005 (January 26, 2005)

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9722	63-0573222

(State or Other Jurisdiction	(Commission	(I.R.S. Employer Identification
of Incorporation)	File Number)	No.)

One Madison Industrial Park IW 2000, Huntsville, AL	35894-0001

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 730-2000

N/A

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 FORM OF RESTRICTED SHARE AWARD AGREEMENT(DIRECTORS)
EX-99.2 FORM OF RESTRICTED SHARE AWARD AGREEMENT(EXECUTIVE OFFICERS)
EX-99.3 FORM OF RESTRICTED SHARE AWARD AGREEMENT(OFFICERS AND EMPLOYEES)
EX-99.4 FORM OF RESTRICTED SHARE UNIT AGREEMENT(DIRECTORS)
EX-99.5 2005 CASH INCENTIVE PLAN

Item 1.01. Entry Into a Material Definitive Agreement.

     On January 26, 2005, after consideration of presentations and recommendations of management and independent compensation consultants, and such other matters and information as deemed appropriate, the Compensation Committee (the “Committee”) of the Board of Directors of Intergraph Corporation (the “Company”) approved certain resolutions, including with respect to the following actions:

     Restricted Stock Awards to Executive Officers and Others. Restricted shares of the Company’s common stock were granted to executive officers of the Company, pursuant to the Company’s 2004 Equity Incentive Plan (the “2004 Plan”), as follows:

Name	Title	Number of Restricted Shares

R. Halsey Wise	President and Chief Executive Officer	60,000

R. Reid French, Jr.	Executive Vice President of Strategic Planning and Corporate Development	19,000

Larry J. Laster	Executive Vice President and Chief Financial Officer	11,000

Dr. William E. Salter	President, Intergraph Solutions Group	11,000

Gerhard Sallinger	President, Intergraph Process, Power & Marine	17,000

David Lucas	Vice President and General Counsel	11,000

Preetha R. Pulusani	President, Intergraph Mapping & Geospatial Solutions	11,000

Ben Eazzetta	President, Intergraph Public Safety	15,000

Larry Miles	Vice President and Controller	7,000

The shares of restricted stock will vest and become exercisable ratably in 25% annual increments over the next four years. Notwithstanding the foregoing, the shares of restricted stock will become fully vested upon the occurrence of a change in control of the Company (as defined the award agreements) or the termination of the executive by reason of death or disability. The restricted stock awards are subject to the terms of the 2004 Plan and the individual award agreements substantially in the form of Exhibit 99.2 hereto and incorporated herein by reference.

     2005 Cash Incentive Plan. The Company’s 2005 Cash Incentive Plan (the “Cash Bonus Plan”) was approved. The Cash Bonus Plan is intended to provide incentives to members of management, including the Company’s executive officers, in the form of cash bonus payments for achieving certain performance goals established for them. The performance awards are based upon achievement of established operating income goals (on a Company and/or division level) as well as personal business objectives (“Individual Goals”), in each case as determined by the Committee. The Individual Goals are

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based on revenue, operating income, specified management initiatives and/or execution against the Company’s strategic plan, with each objective, in the event a participant has multiple Individual Goals, given a specified weight. The following table illustrates the weight allocated to each component of the participants’ corporate, division and/or Individual Goals under the Cash Bonus Plan based on the executives’ designated management level, as applicable:

	Corporate Goal	Division Goal	Individual Goals
Level	(Percentage of Target)	(Percentage of Target)	(Percentage of Target)
Corporate Executives	80%	0%	20%

Division Presidents	30%	50%	20%

Division Executives	25%	55%	20%

     Awards under the Cash Bonus Plan are based on a target bonus established by the Committee for each participant. Participants may receive 100% of the target bonus if they achieve each of the performance measures established for such participant. Actual awards can range from zero to a maximum of 200% of the target bonus. However, no bonus awards will be paid unless performance is greater than 60% of the applicable target established by the Committee. The Committee will administer and make all determinations under the Plan.

     The foregoing summary of the Cash Bonus Plan is qualified in its entirety by reference to the complete text of the Cash Bonus Plan, which is attached hereto as Exhibit 99.5 and incorporated herein by reference.

     Director Compensation for Fiscal 2005. The Board, based in part upon the recommendations of the Committee and the concurrence of the Nominating and Corporate Governance Committee of the Board, approved the terms of compensation to be paid to the non-employee directors, effective as of the Company’s 2005 Annual Meeting of Stockholders. Compensation for non-employee directors includes an annual retainer of $25,000 for serving as a director, as well as an additional retainer of $7,500 for serving as the chair of the audit committee and $5,000 for serving as the chair of any other committee of the Board. The foregoing retainers are payable in cash or, at the election of the director, in restricted stock or restricted stock units (“RSUs”) pursuant to the 2004 Plan.

     Compensation also includes Board and committee meeting attendance fees of $1,000 per meeting, respectively. In addition, 1,500 shares of restricted stock will be granted to each new non-employee director on the date such person is elected to serve on the Board, and each non-employee director will receive an annual equity compensation award in the form of 2,300 shares of restricted stock upon his or her reelection. The restricted stock and RSU awards, as the case may be, vest on the one year anniversary of the date of grant, provided that the shares of restricted stock and/or RSUs will become fully vested upon the occurrence of a change in control of the Company (as defined the award agreements) or the termination of the director’s service by reason of death or disability. The restricted stock and RSU awards are subject to the terms of the 2004 Plan and the individual award agreements substantially in the form of Exhibits 99.1 and 99.4 hereto, as applicable, and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1	Form of Restricted Share Award Agreement (Directors)

99.2	Form of Restricted Share Award Agreement (Executive Officers)

99.3	Form of Restricted Share Award Agreement (Officers and Employees)

99.4	Form of Restricted Share Unit Agreement (Directors)

99.5	2005 Cash Incentive Plan

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERGRAPH CORPORATION
By:	/s/ Larry J. Laster
	Name:	Larry J. Laster
	Title:	Executive Vice President and Chief Financial Officer

Date: February 1, 2005

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